UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2015

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(905) 876-1118
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment No. 2 to the Agreement and Plan of Merger and Arrangement

On December 7, 2015, Tribute Pharmaceuticals Canada Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Tribute”), POZEN Inc., a Delaware corporation (“Pozen”), Aralez Pharmaceuticals plc, a public limited company formed under the laws of Ireland (formerly known as Aguono Limited, a private limited company formed under the laws of Ireland, and subsequently renamed Aralez Pharmaceuticals Limited prior to its re-registration as a public limited company) (“Former Parent”), Aralez Pharmaceuticals Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Parent”), Aralez Pharmaceuticals Holdings Limited, a private limited company formed under the laws of Ireland (formerly known as Trafwell Limited) (“Holdings”), ARLZ US Acquisition II Corp., a corporation formed under the laws of the State of Delaware (“US Merger Sub”), and ARLZ CA Acquisition Corp., a corporation formed under the laws of the Province of Ontario, Canada (“Can Merger Sub”), entered into Amendment No. 2 to the Agreement and Plan of Merger and Arrangement (“Amendment No. 2”) which amends that certain Merger Agreement (as defined below).

Amendment No. 2 amends certain provisions of the Agreement and Plan of Merger and Arrangement dated as of June 8, 2015, by and among Tribute, Former Parent, Holdings, ARLZ US Acquisition Corp., a corporation formed under the laws of the State of Delaware (“Former US Merger Sub”), Can Merger Sub and Pozen (the “Agreement”), as amended by Amendment No. 1 dated as of August 19, 2015 by and among Tribute, Former Parent, Holdings, Former US Merger Sub, US Merger Sub, Can Merger Sub and Pozen (“Amendment No. 1” and, together with the Agreement, the “Merger Agreement”), to effect the following changes: (i) remove Former Parent and Holdings as parties to the Merger Agreement and delete all conditions relating to the Former Parent and Holdings from the Merger Agreement, (ii) add Parent in place of Former Parent as a party to the Merger Agreement, whereby, after giving effect to the Merger Transactions (as defined below), the ultimate parent company of the combined companies will be Parent, (iii) amend and restate the Plan of Arrangement attached as Schedule II to the Merger Agreement (the “Amended and Restated Plan of Arrangement”), and (iv) to make certain other changes in connection with the foregoing.

In accordance with the Merger Agreement, as amended by Amendment No. 2, US Merger Sub will be merged with and into Pozen (the “Merger”). As a result of the Merger, the separate corporate existence of US Merger Sub will cease and Pozen will continue as the surviving corporation.  On the date of the closing of the Merger, Pozen will become an indirect wholly-owned subsidiary of Parent.

In accordance with the Merger Agreement, as amended by Amendment No. 2, Can Merger Sub and Tribute shall amalgamate by way of a court-approved plan of arrangement (the “Arrangement” and together with the Merger, the “Merger Transactions”).  Tribute will survive the Arrangement, the separate legal existence of Can Merger Sub will cease, and Tribute and Can Merger Sub will continue as one corporation (“Amalco”), with the property of Can Merger Sub becoming the property of Amalco.  Upon completion of the Arrangement, Tribute will also become a wholly-owned subsidiary of Parent.

As a result of Amendment No. 2, Former Parent is no longer a party to the Merger Agreement or any of the transactions contemplated by the Merger Agreement, as amended by Amendment No. 2.

Other than as expressly modified pursuant to Amendment No. 2, the Merger Agreement, which was previously filed by Tribute as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 12, 2015, as amended by Amendment No. 1 dated as of August 19, 2015, remains in full force and effect. The foregoing description of Amendment No. 2 is only a summary, and does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

Second Amended and Restated Debt Facility Agreement

On December 7, 2015, Tribute entered into a Second Amended and Restated Debt Facility Agreement (the “Second Amended and Restated Facility Agreement”) by and among Parent, Pozen, Tribute, Deerfield Private Design Fund III, L.P. (“Deerfield Private Design”), Deerfield International Master Fund, L.P. (“Deerfield International”), and Deerfield Partners, L.P. (“Deerfield Partners” and, together with Deerfield Private Design, and Deerfield International, the “Lenders”).  The Second Amended and Restated Facility Agreement amends and restates the Amended and Restated Debt Facility Agreement (the “Amended and Restated Facility Agreement”) dated as of October 29, 2015 by and among Pozen, Stamridge Limited, a private limited liability company incorporated under the laws of the Republic of Ireland (the “Former Borrower”), Tribute, Former Parent, the Lenders and certain other lenders party thereto.

Pursuant to the Second Amended and Restated Facility Agreement, Tribute will borrow from the Lenders up to an aggregate principal amount of US$275 million (the “Aggregate Principal”).  Of the Aggregate Principal, US$75 million will be in the form of a 2.5% senior secured convertible promissory note due six years from issuance and convertible into common shares of Tribute (“Tribute Shares”) at a conversion price equal to a 32.5% premium to the Equity Price (as defined below) (the “Convertible Notes”) issued and sold by Tribute to the Lenders, upon the terms and conditions of the Second Amended and Restated Facility Agreement.  Following the consummation of the Merger Transactions, the obligations under the Convertible Notes will be assumed by Parent, and the Convertible Notes will be exchanged for convertible notes of Parent (“Parent Convertible Notes”).  The Parent Convertible Notes shall be secured by the assets of Parent and its Subsidiaries (as defined in the Second Amended and Restated Facility Agreement).  The Parent Convertible Notes may thereafter be convertible into common shares of the Parent, par value US$0.001 per share (“Parent Shares”).

The Convertible Notes will be issued by Tribute in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D under the Securities Act (“Regulation D”), solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D.

Of the Aggregate Principal, up to an aggregate principal amount of US$200 million with an interest rate of 12.5%, which will be made available for Permitted Acquisitions (as defined in the Second Amended and Restated Facility Agreement), will be in the form of secured promissory notes due six years from issuance, issued and sold by Tribute to the Lenders (the “Acquisition Notes”), evidencing the Acquisition Loans (as defined in the Second Amended and Restated Facility Agreement), upon the terms and conditions and subject to the limitations set forth in the Acquisition Notes, all subject to the terms and conditions of the Second Amended and Restated Facility Agreement. In addition to the foregoing, the Second Amended and Restated Facility Agreement amends the Amended and Restated Facility Agreement by (i) substituting Parent for Former Parent, (ii) substituting Tribute for Former Borrower, (iii) substituting Tribute Shares for ordinary shares of the Former Parent, (iv) substituting Convertible Notes for Exchange Notes, (v) providing that the Obligations under the Second Amended and Restated Facility Agreement, as defined therein, shall be assigned to and assumed by Parent following consummation of the Merger Transactions, and (vi) making certain other changes to effect the foregoing.

A copy of the Second Amended and Restated Facility Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amended and Restated Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Facility Agreement. Capitalized terms used above without definition have the meanings given such terms in the Second Amended and Restated Facility Agreement.

Second Amended and Restated Registration Rights Agreement

In connection with the Second Amended and Restated Facility Agreement, on December 7, 2015, Parent and the Lenders entered into a Second Amended and Restated Registration Rights Agreement (the “Second Amended and Restated Registration Rights Agreement”). The Second Amended and Restated Registration Rights Agreement amends and restates the Amended and Restated Registration Rights Agreement entered into on October 29, 2015 by and among the Lenders and Former Parent (the “Amended and Restated Registration Rights Agreement”) in order to provide for certain changes required as a result of the Second Amended and Restated Facility Agreement, as discussed above.  Pursuant to the Second Amended and Restated Registration Rights Agreement, Parent agreed to prepare and file with the SEC a Registration Statement on Form S-3, or other such form as required to effect a registration of the Parent Shares issued or issuable upon conversion of or pursuant to the Convertible Notes (the “Registrable Securities”), covering the resale of the Registrable Securities and such indeterminate number of additional common shares as may become issuable upon conversion of or otherwise pursuant to the Convertible Notes to prevent dilution resulting from certain corporate actions. Such Registration Statement must be filed on or before January 15, 2016, and Parent shall use best efforts to get the Registration Statement declared effective no later than the Registration Deadline (as defined in the Second Amended and Restated Registration Rights Agreement). In the event the SEC does not permit all of the Registrable Securities to be included in the Registration Statement or if the Registrable Securities are not otherwise included in a Registration Statement filed under the Second Amended and Restated Registration Rights Agreement, the Parent has agreed to file an additional Registration Statement by no later than the Additional Filing Deadline (as defined in the Second Amended and Restated Registration Rights Agreement) covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act. The Second Amended and Restated Registration Rights Agreement also provides for piggy-back registration, subject to the terms and conditions of the Second Amended and Restated Registration Rights Agreement.

A copy of the Second Amended and Restated Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Second Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Registration Rights Agreement. Capitalized terms used above without definition have the meanings given such terms in the Second Amended and Restated Registration Rights Agreement.

Amended and Restated Share Subscription Agreement

On December 7, 2015, Tribute entered into an Amended and Restated Share Subscription Agreement (the “Amended and Restated Subscription Agreement”) by and among Parent, Former Parent, Tribute, Pozen, QLT Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“Purchaser”), and the following investors thereto: Deerfield Private Design; Deerfield International; Deerfield Partners; Broadfin Healthcare Master Fund, Ltd.; JW Partners, LP; and JW Opportunities Master Fund, Ltd. (each, an “Investor” and together, the “Investors”).  The Amended and Restated Subscription Agreement amends and restates that certain share subscription agreement entered into on June 8, 2015 (the "Subscription Agreement") by and among Purchaser, Tribute, Pozen, Former Parent and certain investors.

Pursuant to the Amended and Restated Subscription Agreement, immediately prior to the consummation of the Merger Transactions, Tribute will sell to Purchaser and the Investors up to US$75 million of the Tribute Shares in a private placement at a purchase price per share equal to  (a) the lesser of (i) US$7.20, and (ii) a five percent (5%) discount off the five day volume weighted average price as reported on Bloomberg Financial Markets (“VWAP”) per share of Pozen common stock, US$0.001 par value per share (the “Pozen Common Stock”), calculated over the five trading days immediately preceding the date of closing of the Merger Transactions, not to be less than US$6.25, multiplied by (b) 0.1455 (the “Equity Price”). In the event any of Pozen, Tribute or Parent announce a material event (other than results of any shareholder meeting) during the ten (10) day period immediately preceding closing of the Merger Transactions, then clause (ii) above shall be revised to read:  “(ii) a five percent (5%) discount off the two day VWAP per share of Pozen Common Stock, calculated over the two (2)  trading days immediately preceding the date of closing of the Merger Transactions, not to be less than US$6.25." Such Tribute Shares will be issued in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D.  Upon consummation of the Merger Transactions, Tribute Shares will be exchanged for Parent Shares.  The Amended and Restated Subscription Agreement provides that Parent shall prepare and cause to be filed with the SEC a registration statement to effect a registration of the Parent Shares to be issued under the Amended and Restated Subscription Agreement on or before January 15, 2016 and for certain other registration rights for each of Purchaser and the Investors under the Securities Act and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws.

The Amended and Restated Subscription Agreement amends and restates the Subscription Agreement by (i) removing Former Parent as a party to the Amended and Restated Subscription Agreement and substituting Parent for Former Parent, (ii) substituting Tribute Shares for ordinary shares of the Former Parent, (iii) updating the list of Investors that are parties to the Amended and Restated Subscription Agreement, and (iv) making certain other changes to effect the foregoing.

A copy of the Amended and Restated Subscription Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Amended and Restated Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Subscription Agreement. Capitalized terms used above without definition have the meanings given such terms in the Amended and Restated Subscription Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” in this Current Report is incorporated herein by reference.

Pursuant to the Second Amended and Restated Facility Agreement, repayment of the Convertible Notes and Acquisition Notes generally may be accelerated upon certain customary events of default, including, without limitation, the failure to pay principal or interest when due, failure to observe or perform certain covenants which remains uncured for a specified period after notice thereof, acceleration of certain other indebtedness, certain events of bankruptcy, and the Parent Shares ceasing to be listed on the Principal Trading Markets (as defined in the Second Amended and Restated Facility Agreement) or the Tribute Shares or Parent Shares ceasing to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, in each case subject to the terms and conditions of the Second Amended and Restated Facility Agreement.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” in this Current Report is incorporated herein by reference.

Item 8.01  Other Events.

As a result of Amendment No. 2 discussed above, the special meeting of shareholders of Tribute, which was scheduled to be held on December 9, 2015 (the “Special Meeting”) and at which shareholders of Tribute were to vote on matters relating to transactions contemplated by the Agreement, has been cancelled. Shareholders should disregard the information circular mailed to shareholders on or about November 6, 2015.

On December 7, 2015, Tribute issued a press release announcing the execution of Amendment No. 2 and the cancellation of the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Parent, Pozen and Tribute will be filing documents with the SEC, including a Registration Statement on Form S-4 filed by Parent that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Pozen stockholders in connection with the proposed transaction.  It is expected that shares of Parent to be issued by Parent to Tribute shareholders, options of Parent to be issued by Parent to Tribute optionholders and Parent Convertible Notes to be issued to Tribute convertible noteholders will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof. Upon receipt of an interim court order in respect of the plan of arrangement, Tribute will be mailing an information circular to its shareholders in connection with the proposed transaction (the “Information Circular”).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov. Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis and Retrieval website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and security holders may obtain free copies of the documents filed by Pozen with the SEC on Pozen’s website at www.pozen.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by Tribute with the SEC on Tribute’s website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings”.

Participants in the Solicitation

Pozen and Tribute and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Pozen and shareholders of Tribute in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above.  Additional information regarding the directors and executive officers of Pozen and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution Regarding Forward-Looking Information and “Safe Harbor” Statement

This report contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Parent, Pozen and Tribute and the timing and benefits thereof, the anticipated equity and debt financings and the closings thereof, the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, competitive position, anticipated product portfolio, development programs and management structure, the proposed listing on the NASDAQ and TSX and other statements that are not historical facts. These forward-looking statements are based on Pozen’s and Tribute’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the combination and financings on the proposed terms and schedule; the parties’ ability to close the capital investment on the proposed terms and schedule; the combined company meeting the listing on the NASDAQ and TSX; risk that Parent may be taxed as a U.S. resident corporation; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Pozen’s and Tribute’s business, including Pozen’s inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALATM in a timely and cost-effective manner, the parties’ failure to successfully commercialize their product candidates; costs and delays in the development and/or FDA approval of the parties’ product candidates (including YOSPRALATM), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of Pozen’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from Pozen’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, Pozen’s dependence on Patheon for the manufacture of YOSPRALATM 81/40 and YOSPRALATM 325/40 ; the ability of the parties to protect their intellectual property and defend their patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Pozen’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q and in Tribute’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q. Pozen and Tribute undertake no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in their expectations.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description
2.1
Amendment No. 1 to the Agreement and Plan of Merger and Arrangement, dated August 19, 2015, by and among Pozen, Tribute, Former Parent, Holdings, Former US Merger Sub, US Merger Sub, and Can Merger Sub.

2.2*	Amendment No. 2 to the Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015, by and among Pozen, Tribute, Former Parent, Holdings, US Merger Sub, Can Merger Sub, and Parent.
10.1*	Second Amended and Restated Debt Facility Agreement, dated as of December 7, 2015 by and among Parent, Pozen, Tribute, and the Lenders.
10.2	Second Amended and Restated Registration Rights Agreement, dated as of December 7, 2015 by and among Parent and the Lenders.
10.3	Amended and Restated Share Subscription Agreement, dated as of December 7, 2015 by and among Parent, Former Parent, Tribute, Pozen, Purchaser and the Investors.
99.1	Press release dated December 7, 2015.
______________________

*  Certain disclosure schedules have been omitted. Tribute hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: December 7, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amendment No. 1 to the Agreement and Plan of Merger and Arrangement, dated August 19, 2015, by and among Pozen, Tribute, Former Parent, Holdings, Former US Merger Sub, US Merger Sub, and Can Merger Sub.

2.2*	Amendment No. 2 to the Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015, by and among Pozen, Tribute, Former Parent, Holdings, US Merger Sub, Can Merger Sub, and Parent.
10.1*	Second Amended and Restated Debt Facility Agreement, dated as of December 7, 2015 by and among Parent, Pozen, Tribute, and the Lenders.
10.2	Second Amended and Restated Registration Rights Agreement, dated as of December 7, 2015 by and among Parent and the Lenders.
10.3	Amended and Restated Share Subscription Agreement, dated as of December 7, 2015 by and among Parent, Former Parent, Tribute, Pozen, Purchaser and the Investors.
99.1	Press release dated December 7, 2015.
______________________

*  Certain disclosure schedules have been omitted. Tribute hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.